CONTRATO  DE ARRENDAMIENTO que celebran  ante los testigos que al final subscriben, por una parte la SRA. MARIA  TERESA  DE  LA SANTISIMA  TRINIDAD  DE  LA MORA  COLLADO, con  Registro Federal  de Contribuyentes numero MOCT 361108-790, y con domicilio en Axayacatl  No:118 de.  Ciudad  del Sol Zapopan, Jal.,  a quien  para  los efectos de este contrato se denominara Ia ARRENDADORA y por otra parte  Ia negociacion denominada LINEA DEPORTIVA PRINCE  MEXICO, S.A. DE C.V., representada por el LIC. SALVADOR LOPEZ VILLASENOR, con registro  federal de contribuyentes numero LOVS 770608-981, a  quien  se  denominara EL ARRENDATARIO, mexicanos  ambos,  mayores  de  edad,  habiles  para contratar, obligarse  en lo personal y se sujetan  al tenor de las siguientes:

CALUSULAS

PRIMERA.-OBJETO.-  LA  ARRENDADORA   entregara  en  ARREDAMIENTO  al  ARRENDATARIO quien  recibe  por  este  concepto,  a  su  entera   satisfaccion, en  el  estado  en  que  se  encuentra  y  con  el inventario que se consigue en Ia Clausula  Decima el segundo  piso y dos espacios para  estacionamiento del inmueble  marcado  con el numero 3783 de Ia Calle Quetzalcoatl del Fraccionamiento Ciudad  del Sol de Ia municipalidad de Zapopan, Jalisco.

SEGUNDA.-PRECIO.-EL    ARRENDATARIO  pagara   a  Ia  ARRENDADORA   por  concepto   de  renta mensual adelantada a partir de Ia fecha en que comienza a surtir efectos el presente contrato Ia cantidad  de $11,000.00 (ONCE MIL PESOS 00/100 M.N.), mas el impuesto al Valor Agregado.

La  renta   Ia  pagara   el ARRENDATARIO  en  AXAYACATL No. 118  de  CUIDAD  DEL     SOL  45050 ZAPOPAN, JAL., dentro de los primeros cinco dias naturales siguientes a Ia fecha de pago.  En caso de que el  inquilino   no  pague  Ia  renta   en  el  Iugar   marcado   en  el  presente   contrato, dara   Iugar  a  que  Ia ARRENDADORA exija Ia rescision del mismo.

El  pago extemporaneo, originara intereses  moratorios al 3%  (TRES  POR  CIENTO)  MENSUAL  sobre saldos  insolutos,  a  cargo  del ARRENDATARIO basta  que  liquide  las  rentas  que  adeude.       Asimismo cuando el  ARRENDATARIO incurra en mora en el pago de sus rentas,   esto es pasando el plazo de 5 dias a que se refiera  esta  Clausula  se obliga a  pagar  a Ia ARRENDADORA,  gastos  de cobranza  a razon  de $50.00 (CINCUENTA  PESOS 00/100 M.N.),   mensual sin perjuicio  de que Ia  ARRENDADORA  demande Ia rescision que proceda.

TERCERA.-PLAZO.- La vigencia de este contrato es de 12 MESES y surte  sus efectos,  a partir del dia 15 de Junio  del 2012 para  terminar el dia 15 de Mayo del 2013 por lo que en esta fecha el ARRENDATARIO devolvera al ARRENDADOR Ia posesion de Ia tinea objeto del presente contrato.

Si al termino  del contrato el ARRENDATARIO continua  ocupando el inmueble,  por las causas  o motivo que  sea,  pagara   al  ARRENDADOR Ia  renta   mensual  mientras el   ARRENDATARIO  no  desocupe  y devuelva el inmueble  arrendado, con un aumento del10% sobre Ia renta  que se especifica en este contrato mismo porcentaje que incrementara el contrato del siguiente aiio.

AI efecto renuncia  expresamente a lo dispuesto  por el Articulo  2143 del Codigo Civil del Estado  de Jalisco en  Ia   parte a que se  refiere  a que el   ARRENDATARIO  debera  de pagar  Ia renta  que  corresponde al tiempo que exceda al  del contrato con arreglo  a lo que pagaba.

Si Ia ocupacion  del inmueble  despues del vencimiento  del termino  del contrato es en contra  de Ia voluntad de  Ia  ARRENDADORA,    el  ARRENDATARIO, le  pagara   ademas   de  Ia  renta   mensual   aumentada conforme  se indica en el parrafo que antecede, por concepto  de pena, cada  mes y hasta  Ia desocupacion  y devolucion  del  inmueble  el 50%  (CINCUENTA  POR  CIENTO)  de  Ia renta  establecida lo anterior  con fundamento en los Articulos No.1309, 1310 y 1313 del Codigo Civil del Estado  de Jalisco.

CUARTA.-DESTINO.-   EL    ARRENDATARIO  destinara    el    inmueble    a:    OFICINAS,   unica    y exclusivamente quedandole estrictamente a cambiar el objeto  del arrendamiento o darle  otro fin, o a usos contra  Ia moral y las buenas costumbres.

En  caso de que  el ARRENDATARIO viole lo establecido  en esta  Clausula, dara  Iugar  a Ia rescision del presente contrato, de lo que sera  responsable  en union del fiador.

QUINTA.-PRORROGA.- ELARRENDATARIO renuncia  expresamente al derecho de prorroga.

SEXTA.-ADAPTACIONES,  CONSTRUCCIONES,       MODIFICACIONES    0  MEJORAS.-   Queda  prohibido  al ARRENDATARIO  hacer  variacion   algona  en  el inmueble  sin  previo  consentimiento por escrito  de  Ia ARRENDADORA  debiendo  quedar las  que  efectuare  en  berreficio de esta  al termino  del contrato  a no ser  que Ia ARRENDADORA  prefiera  que  las retome  al estado  actual.   Para  ese caso, Ia ARRENDADORA solicitara  por escrito el retiro de las adaptaciones, construcciones o mejoras al ARRENDATARIO, en Ia cual sefialani un plazo razonable  para efectuar lo anterior. En caso de que el ARRENDATARIO dafie el inmueble  materia  del arrendamiento se obliga a reparar el desperfecto  por leve que ese sea. Para  tal efecto, el ARRENDATARIO, renuncia  al beneticio concebido por los Articulos 2003 y 2004 del Codigo del Estado  de Jalisco, ya que por ninguna  mejora, sea util, necesaria  o de ornato,  tendra derecho a reclamar indemnizacion, o compensacion  de naturaleza algona.

SEPTIMA.-Seni  por   cuenta    del  ARRENDATARIO,    las   reparaciones   de   electricidad,  fontaneria, carpinteria, en general  todas  aquellas  que  requiera  el inmueble  durante el tiempo en que lo ocupe y de acuerdo  al inventario  consignado en este contrato.

OCTAVA.- TRASPASO  Y DERECHO DE  PREFERENCIA.- Le  queda  expresamente  prohibido  al ARRENDATARIO sub-arrendar en todo o en parte,  el inmueble  materia  del arrendamiento y no tendra derecho a ceder,  ni total ni parcialmente los derechos que en este contrato  se originen a su favor.

Asimismo renuncia  expresamente al derecho de preferencia  para el tanto  a que se retiera  el Articulo 2026 del Codigo Civil del Estado  de Jalisco,  para  el caso de que Ia Propietaria desee enajenar todo o parte  del mismo o cualquier derecho  real o personal  que tuviere. El incumplimiento de esa Chiusula dara  Iugar a Ia rescision del contrato.

NOVENA.-CONTRATACION   DE   LUZ,   TELEFONO,  PAGO  DEL  AGUA.-  El  ARRENDATARIO, contratara  directamente con las empresas  correspondientes los servicios  de luz y telefono,    haciendose cargo  del  pago  puntual  de los mismos y obligandose  a entregar  a Ia ARRENDADORA  los finiquitos  o comprobantes de pago al corriente al devolver el inmueble. El consumo de agua y gas sera  pagado  por el ARRENDATARIO.

DECIMA.-SINIESTROS.- La ARRENDADORA no sera  responsable en ningun caso y bajo ninguna circunstancia de robos, incendios, dafios causados  por  penetracion  de agua  u otros que le causen dafios y prejuicios  al ARRENDATRIO,  a sus  dependientes  o visitantes.-  Queda  prohibido  al ARRENDATARIO, Asociados  y Subordinados guardar, conservar o tener  bajo  cualquier  titulo  en Ia tinea  materia  de este contrato, materiales  explosivos o flamables,  en  Ia inteligencia  de que  sera  responsable  directamente de cualquier riesgo que se presente  y que dafie Ia tinea,   por este motivo,  aun en el caso de fuerza  mayor o caso fortuito. En caso de que por esta causa se produzca algun siniestro, independientemente de que Ia ARRENDADORA exija Ia rescision del contrato  podra exigir el pago de dafios y prejuicios.

DECIMA  PRIMERA.-  FIADOR.-     FRANCIS  ALEXANDER  DUNCAN  FORBES,  quien  asiste  a  Ia celebracion   de  este  contrato se  obliga  a  favor  de  Ia ARRENDADORA  como  FIADOR  del ARRENDATARIO  para  cumplimiento   de  todas  y  cada  una  de  las  obligaciones  que  contrae   en  este instrumento y en especial las contenidas  en Ia Clausula  Segunda, Cuarta, Sexta, Novena y Decima Sexta, durando las  obligaciones  basta  el  dia  en  que  estando  completamente desocupado  el  inmueble  le sea devuelto a Ia ARRENDADO;RA. Asimismo el FIADOR  esta de acuerdo  en asumir  responsabilidad directa y  solidaria   con  Ia ARRENDADORA,      por  lo  cual  renuncia  expresamente a  los  beneficios  de  orden exclusion y division a que se retieren  los Articulos  2143, 2425, 2426, 2433, y demas  relativos  del Codigo Civil del Estado de Jalisco.

DECIMA SEGUNDA.-DEPOSITO.- EL ARRENDATARIO entrega  a Ia ARRENDADORA Ia cantidad  de $11,000.00 (ONCE MIL PESOS 00/100 M.N.) por concepto de deposito en garantia, que se le devolvera, sin intereses, el dia en que estando  al corriente en el pago de sus rentas, devuelva el inmueble desocupado a Ia ARRENDADORA,  en el mismo estado en que lo recibio y previa veriticacion  de que Ia devolucion se hace conforme  al inventario  consignado en este documento,con el solo deterioro  causado  por un uso moderado. Es  requisito  previo,  para  Ia devolucion  del deposito  que  el ARRENDATARIO  entregue  a Ia ARRENDADORA los recibos que acrediten  que no tiene adeudos con el gas, el agua, el telefono y Ia luz del inmueble, etc.

Si se causaron  desperfectos  al inmueble  o existen  pagos  pendientes,  por  los conceptos  arriba citados,  el importe  del deposito   se utilizara  en ello, sin  perjuicio  de exigir al ARRENDATARIO  y al FIADOR  las diferencias, que a favor de Ia ARRENDADORA resulten.

En caso de no cumplirse  el tiempo marcado  por el presente  contrato  Ia cantidad  marcada como garantia pasara  a favor de Ia arrendadora.

DECIMA TERCERA.- Solo habra renovacion  de la(s) obligacion (es) a que este contrato cuando  se hagan constar expresamente y por escrito cual es Ia obligacion  nueva que lo altera sustancialme te y que sustituya a Ia antigua, de manera  que por ningun  motivo se llevaran  a cabo acuerdos verbales, ni ante  testigos, ni de cualquier otra indole que viole lo ordenado en esta Clausula.

DECIMA   CUARTA.-  El  ARRENDATARIO  se  obliga  expresamente a  servirse del  inmueble moderadamente y con forme al destino establecido en este contrato, y respetando las normas  de convivencia que establecen  los reglamentos Municipales correspondientes, de manera  que le queda  prohibido a efectuar actividades que perturben Ia paz o tranquilidad de sus vecinos.

DECIMA QUINTA.- INVENTRI0.-

1.   Vidrios completos

2.   Chapas  en todas las puertas con sus Haves.

3.   Instalacion electrica  completa.

4.   Pintura en buen estado.

5.   2 banos con we y lavabo en buenas condiciones

6.   Instalaciones hidniulicas en buen estado.

7.   Cocineta con fregadero en buen estado

8.   Puertas y mamparas de cristal, en perfectas condiciones, (segun plano adjunto)

DECIMA  SEXTA.- Si el ARRENDATARIO da Iugar a tramites judiciales  con  intervencion de abogados, aun  en gestiones  privadas, por falta  de cumplimiento a sus obligaciones contraidas en el contrato y violar las Clausulas que lo forman, en cualquier sentido, sera  responsable  de los costos que se causen y se obliga a cubrir los honorarios de todo ello.

DECIMA  SEPTIMA.- Todas las partes  contratadas renuncian expresamente al fuero de su domicilio y se somete  a  los  jueces,  leyes  y  tribunates • de  Ia  Ciudad   de  Guadalajara, Jalisco,  para   cualquier  asunto relacionado  con Ia interpretacion y cumplimiento de este contra to.

Es  causa  de  rescision  del  contrato, Ia violacion  o el  incumplimiento de  las  partes   a  lo convenido  en cualquiera de las Clausulas de este contrato.

DECIMA  OCTAVA.- "LAS  PARTES'   establecen   que  en  el  supuesto   de  que  "EL  ARRENTATARIO" incumpla  con el pago de Ia renta  estipulada anteriormente, incurrira en mora,  por lo que debera  pagar  a favor  de "EL  ARRENDADOR" un  interes  equivalente al  5%  (cinco  por  ciento)  mensual  sobre  saldos insolutos.

Asimismo, "LAS  PARTES",  acuerdan que "EL  ARRENDADOR", queda  facultado  para  proceder  en Ia suspension  de los servicios  con los que  cuenta  "EL  LOCAL", tales  como  luz, gas, agua,  asi como  para impedir  el  ingreso  de "EL  ARRENDATARIO" o de  las  personas  autorizadas por  este, al  area  rentada descrita en este documento, sin que se requiera  resolucion  de autoridad, y bastando  para  ello, Ia simple omision en el pago de Ia renta a cargo de "ELARRENDATARIO".

DECIMA  NOVENA.- RESCJ$ION.- Queda  expresamente convenido y aceptado por "LAS PARTES", que sera  causa de recision del presente Contrato, ademas de las seiialadas como tales en el presente documento, el incumplimiento o retraso en el pago de Ia renta  mensual, por tal motivo, "EL ARRENDADOR", tendra Ia potestad  de dar  por resindido  unilateralmente el presente Contrato, sin necesidad de declaracion  judicial en  el  momento  que  se suscite  cualquier inclumplimineto que  tenga  que  ver  con  el objeto  del  presente contrato, bastando  para  ello con el envio a "ELARRENDATARIO" de un comunicado en el que se constate lo anterior.

VIGESIMA   PRIMERA.-  GASTOS  JUDICIALES Y  EXTRAJUDICIALES.- Para   el  caso  de inclumplimiento a lo establecido en este Contrato por  parte  de "EL  ARRENDATARIO", se diera  Iugar a tramites judiciales  o extrajudiciales con Ia intervencion de abogados, aun  en gestiones  privadas, este sera responsable de los gastos y costas que se causen, obligandose  a cubrir los honorarios del abogado  de "EL ARRENDADOR" a razon del pago minimo equivalente a 3 (tres)  meses de renta  mensual vigente.

EL PRESENTE CONTRATO SE EXTIENDE EN LA CIUDAD DE GUADALAJARA, JALISCO EL DIA 15 DE JUNIO DEL  2012  Y LAS PARTES CONTRATANTES, MANIFIESTAN QUE HAN LEIDO Y SE HAN   IMPUESTO    DEL   CONTENIDO   DE  ESTE CONTRATO   Y   DE   LOS.  DERECHOS    Y OBLIGACIONES QUE EN ELADQUIEREN LAS OBLIGACIONES YDERECHOS.

LA ARRENDADORA

/S/ Sra. Maria Teresa De La Santisima

SRA. MARIA TERESA DE LA SANTISIMA

TRINIDAD DE LA MORA COLLADO

RFC: MOCT 361108790

EL ARRENDATARIO-

/S/ Salvador Lopez Villasenor

LINEA DEPORTIVA PRINCE DE MEXICO

S.A. DE C.V.

LDP 080425-IY8

LIC. SALVADOR LOPEZ VILLASENOR

FIADOR

/S/ Sr. Francis Alexander Duncan Forbes

SR. FRANCIS ALEXANDER DUNCAN FORBES